Exhibit 10.17

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

MINERAL DEED WITHOUT WARRANTY

as to OIL, GAS and their Constituent Elements

THE STATE OF TEXAS

  ~

KNOW ALL MEN BY THESE PRESENTS:

COUNTY OF ANDERSON       ~

Date:

May 31st,  2006

Effective Date:

July __,  2006

Grantor:

THE P. D. C. BALL LIMITED PARTNERSHIP, acting by and through its General Partners, undersigned

Grantor’s Mailing Address:

c/o Ms. Ann C. Scott, Managing Partner

150 Carondelet Plaza #1403

St. Louis, Missouri 63105

Grantee:

ROBOCO ENERGY, INC., a Texas corporation

Grantee’s Mailing Address:

5110 Anderson County Road 2206, Palestine,

Anderson County, Texas 75801

Consideration:

For Ten and no/100 ($10.00) Dollars, together with other good and valuable consideration, the receipt of which is hereby expressly confessed and recognized by Grantor.

Property:

All of Grantor’s interest in and to the oil, gas and liquid hydrocarbons constituting their constituent elements existing in, on and under that may be produced from the following tracts of land:

Tract 1.   An undivided ½ interest in an to the oil, gas and other minerals in and under a 121.96 acre tract of land located on the J. I. Aguilera Grant, A-5, in Anderson County, Texas conveyed by the P. D. C. Ball Estate to Vonzo Chafin in instrument dated 10-28-1938 of record in Volume 291 at Page 95, Deed Records of Anderson County, Texas.

Tract 2.  An undivided ½ interest in an to the oil, gas and other minerals in and under a 150.48 acre tract of land located on the J. I. Aguilera Eleven League Grant, A-5, in Anderson County, Texas conveyed by the P. D. C. Ball Estate to Vonzo Chafin in instrument dated 04-01-1943 of record in Volume 325 at Page 428, Deed Records of Anderson County, Texas.

Tract 3.  An undivided ½ interest in an to the oil, gas and other minerals in and under a 81.16 acre tract of land located on the J. I. Aguilera Grant, A-5, in Anderson County, Texas conveyed

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by the P. D. C. Ball Estate to J. L. Parkman in instrument dated 08-04-1943 of record in Volume 328 at Page 519, Deed Records of Anderson County, Texas.

Tract 4.  An undivided ½ interest in an to the oil, gas and other minerals in and under a 63.3 acre tract of land located on the J. I. Aguilera Grant, A-5, in Anderson County, Texas conveyed by the P. D. C. Ball Estate to S. B. Odom in instrument dated 01-15-1941 of record in Volume 307 at Page 184, Deed Records of Anderson County, Texas.

Tract 5.  An undivided ½ interest in an to the oil, gas and other minerals in and under a 198.15 acres of land consisting of a 113.6 acre tract of land and an 84.55 acre tract of land located on the J. I. Aguilera Grant, A-5, in Anderson County, Texas conveyed by the P. D. C. Ball Estate to H. S. Gilliam in instrument dated 05-08-1940 of record in Volume 299 at Page 216, Deed Records of Anderson County, Texas.

Tract 6.  An undivided ½ interest in an to the oil, gas and other minerals in and under a 56.89 acre tract of land located on the J. I. Aguilera Grant, A-5, in Anderson County, Texas conveyed by the P. D. C. Ball Estate to A. F. Via in instrument dated 05-08-1940 of record in Volume 299 at Page 161, Deed Records of Anderson County, Texas.

Tract 7.  An undivided ½ interest in an to the oil, gas and other minerals in and under a 45.61 acre tract of land located on the J. I. Aguilera Grant, A-5, in Anderson County, Texas conveyed by the P. D. C. Ball Estate to A. F. Via in instrument dated 02-10-1936 of record in Volume 265 at Page 564, Deed Records of Anderson County, Texas.

Tract 8.  All of oil, gas and other minerals in and under the Southeast ½ of a  114.60 acre tract of land being the located on the J. I. Aguilera Grant, A-5, in Anderson County, Texas conveyed by the P. D. C. Ball Estate to O. S. Pool, et ux in instrument dated 09-08-1947 of record in Volume 387 at Page 289, Deed Records of Anderson County, Texas.

Tract 9.  An undivided ½ interest in an to the oil, gas and other minerals in and under a 28.89 acre tract of land located on the J. I. Aguilera Grant, A-5, in Anderson County, Texas conveyed by the P. D. C. Ball Estate to M. O. Sparks in instrument dated 04-07-1948 of record in Volume 396 at Page 8, Deed Records of Anderson County, Texas.

Tract 10.  An undivided ½ interest in an to the oil, gas and other minerals in and under a 425.93 acre tract of land located on the J. I. Aguilera Grant, A-5, in Anderson County, Texas conveyed by the P. D. C. Ball Estate to Charles C. Lunsford in instrument dated 12-01-1943 of record in Volume 332 at Page 183, Deed Records of Anderson County, Texas.

Tract 11.  An undivided ½ interest in an to the oil, gas and other minerals in and under a 119.97 acre tract of land located on the J. I. Aguilera Grant, A-5, in Anderson County, Texas conveyed by the P. D. C. Ball Estate to Jack C. Dauphin in instrument dated 04-01-1943 of record in Volume 325 at Page 431, Deed Records of Anderson County, Texas.

Tract 12.  An undivided ½ interest in an to the oil, gas and other minerals in and under a 260 acre tract of land located on the J. I. Aguilera Grant, A-5, in Anderson County, Texas conveyed by the P. D. C. Ball Estate to Rufus E. Thompson, et al in instrument dated 09-15-1938 of record in Volume 289 at Page 392, Deed Records of Anderson County, Texas.

Tract 13.  All of the oil, gas and other minerals in and under a 2, 246.31 acre tract of land located on the M. Rionda Grant, A-58, in Anderson County, Texas described in an Oil, Gas and Mineral Lease executed by William R. Cady, et al to Exxon Coproration dated 12-15-1980 of record in Volume 938 at Page 267, Deed Records of Anderson County, Texas.

Tract 14.  An undivided ½ interest in an to the oil, gas and other minerals in and under a 93.43 acre tract of land located on the M. R. Palacios Survey, A-50, in Anderson County, Texas conveyed by the P. D. C. Ball Estate to Bennie Brown in instrument dated 11-27-1944 of record in Volume 345 at Page 364, Deed Records of Anderson County, Texas.

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Tract 15.  An undivided ½ interest in an to the oil, gas and other minerals in and under a 12.54 and a 20.2 acre tract of land located on the M. Rionda Grant, A-58, in Anderson County, Texas conveyed by the P. D. C. Ball Estate to Nettrice B. Davis, et ux in instrument dated 11-03-1943 of record in Volume 331 at Page 461, Deed Records of Anderson County, Texas.

Tract 16.  An undivided ½ interest in an to the oil, gas and other minerals in and under a 585.10 acre tract of land located on the J. I. Aguilera Grant, A-5, in Anderson County, Texas conveyed on behalf of the P. D. C. Ball Estate to J. C. Huffman, et al in instrument dated 01-06-1941 of record in Volume 307 at Page 189, Deed Records of Anderson County, Texas.

Tract 17.  An undivided ½ interest in an to the oil, gas and other minerals in and under a 243.7 acre tract of land located on the J. I. Aguilera Grant, A-5, in Anderson County, Texas conveyed by the P. D. C. Ball Estate to E. H. Shelton in instrument dated 05-26-1936 of record in Volume 271 at Page 348, Deed Records of Anderson County, Texas.

Tract 18.  An undivided ½ interest in an to the oil, gas and other minerals in and under a 110.22 acre tract of land located on the M. Rionda Grant, A-58, in Anderson County, Texas conveyed by the P. D. C. Ball Estate to Frank E. Avant in instrument dated 01-17-1944 of record in Volume 332 at Page 279, Deed Records of Anderson County, Texas.

Tract 19.  An undivided ½ interest in an to the oil, gas and other minerals in and under a 560.72 acre tract of land located on the J. N. Acosta Survey, A-1, in Anderson County, Texas conveyed by the P. D. C. Ball Estate to H. A. Gee and L. L. Crist in instrument dated 11-25-1946 of record in Volume 375 at Page 285, Deed Records of Anderson County, Texas.

Tract 20.  An undivided ½ interest in and to the oil, gas and other minerals in and under a 698.4 acre tract of land located on the J. I. Aguilera Grant, A-5, in Anderson County, Texas described by metes and bounds description prepared by W. B. Chambers to Ex Parte dated 06-04-1965 of record in Volume 701 at Page 529, Deed Records of Anderson County, Texas and being a part of an 1,815.19 acre tract described in a Mineral Deed from William R. Cady, et al to O. P. Leonard, et al dated 06-11-1965 of record in Volume 702 at Page 159, Deed Records of Anderson County, Texas.

Tract 21.  An undivided ½ interest in and to the oil, gas and other minerals in and under that   1,116.79 acre tract of land located on the J. I. Aguilera Grant, A-5, in Anderson County, Texas described in an Oil, Gas and Mineral Lease from William R. Cady, et al to Texas Oil & Gas Corporation dated 08-29-1981 of record in Volume 944 at Page 860, Deed Records of Anderson County, Texas.

Tract 22.  An undivided 3/4 interest in and to the oil, gas and other minerals in and under a 715.7 acre tract of land located on the J. I. Aguilera Grant, A-5, in Anderson County, Texas described in an Oil, Gas and Mineral Lease executed by William R. Cady, et al to Weaver Oil & Gas Corporation dated 02-04-1980 of record in Volume 912 at Page 185, Deed Records of Anderson County, Texas.

Tract 23.  An undivided 3/4 interest in and to the oil, gas and other minerals in and under a   912 acre tract of land located on the J. I. Aguilera Grant, A-5, in Anderson County, Texas described in an Oil, Gas and Mineral Lease executed by William R. Cady, et al to Weaver Oil & Gas Corporation dated 11-15-1978 of record in Volume 893 at Page 625, Deed Records of Anderson County, Texas.

Tract 24.  An undivided 3/4 interest in and to the oil, gas and other minerals in and under a  200.15 acre tract of land being part of an 840.15 acre tract of land located on the J. I. Aguilera Grant, A-5, in Anderson County, Texas described in an Oil, Gas and Mineral Lease executed by William R. Cady, et al to Moseley Petroleum  Corporation dated 02-26-1980 of record in Volume 912 at Page 235, Deed Records of Anderson County, Texas.

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Tract 25.  An undivided 3/4 interest in and to the oil, gas and other minerals in and under a  640 acre tract of land being part of an 840.15 acre tract of land located on the J. I. Aguilera Grant, A-5, in Anderson County, Texas described in an Oil, Gas and Mineral Lease executed by William R. Cady, et al to Moseley Petroleum  Corporation dated 02-26-1980 of record in Volume 912 at Page 235, Deed Records of Anderson County, Texas.

Tract 26.  An undivided ½ interest in and to the oil, gas and other minerals in and under a  193.823 acre tract of land being part of a 698.4 acre tract of land located on the J. I. Aguilera Grant, A-5, in Anderson County, Texas described in an Oil, Gas and Mineral Lease executed by William R. Cady, et al to Valero Producing Company dated 12-21-1983 of record in Volume 1017 at Page 21, Land Records of Anderson County, Texas.

ROYALTIES: This conveyance shall be effective on July 1st, 2006 as to all oil and gas in the pipeline at that time, but not before.

RESERVATION

All coal, lignite and their constituent elements are hereby reserved by Grantor and are not hereby conveyed.

Reservations from and Exceptions to Conveyance and Warranty: Easements, rights-of-way, and prescriptive rights, whether of record or not; all presently recorded restrictions, reservations, covenants, conditions, oil and gas leases, mineral severances, and other instruments, other than liens and conveyances, that affect the property; rights of adjoining owners in any walls and fences situated on a common boundary; any discrepancies, conflicts or shortages in area or boundary lines; any encroachments or overlapping of improvements; all rights, obligations, and other matters emanating from and existing  by reason of the creation, establishment, maintenance and operation of any applicable governmental entities; and payment of taxes for this and subsequent years of ownership being the responsibility of grantees.

When the context requires, singular nouns and pronouns include the plural.

EXECUTED this         day of June, 2006.

THE P. D. C. BALL LIMITED PARTNERSHIP

By:

ANN C. SCOTT,

GENERAL PARTNER

By:

PHILIP B. CADY,

GENERAL PARTNER

By:

JOHN C. NULSEN, M.D.,

GENERAL PARTNER

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THE STATE OF MISSOURI            ~

COUNTY OF ST. LOUIS                ~

This instrument was acknowledged before me on the 2nd day of June, 2006, by ANN C. SCOTT, in the capacity stated, on behalf of The P. D. C. Ball Limited Partnership.

 _

 Notary Public in and for

 the State of Missouri

THE STATE OF MISSOURI            ~

COUNTY OF ST. LOUIS                ~

This instrument was acknowledged before me on the 2nd  day of June, 2006, by PHILIP B. CADY, in the capacity stated, on behalf of The P. D. C. Ball Limited Partnership.

 _

 Notary Public in and for

 the State of Missouri

THE STATE OF CONNECTICUT          ~

COUNTY OF _________________         ~

This instrument was acknowledged before me on the 2nd  day of June, 2006, by JOHN C. NULSEN, M.D., in the capacity stated, on behalf of The P. D. C. Ball Limited Partnership.

 _

 Notary Public in and for

 the State of Connecticut

After recording, please return to:

JACKSON HANKS, P.C.

Post Office Box 2458

Palestine, Texas  75802

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